Exhibit 10.2

OPTION AGREEMENT

THIS OPTION AGREEMENT (“Option”) is entered into effective this 15th day of May, 2017, by and between John Hollister, an individual residing in Los Angeles County, California (“Optionee”) and NuLife Sciences Inc., a publicly held Nevada corporation (the “Company”).

WHEREAS, the Company and Optionee are parties to an Employment Agreement date May 15, 2017 (the “Employment Agreement”); and,

WHEREAS, in consideration for and as an inducement for Optionee entering into the Employment Agreement, and Optionee’s efforts beginning on October 17, 2016 preceding the effective date of the Employment Agreement, the Company hereby agrees to grant to Optionee options to purchase shares of its $.001 par value common stock (“Common Stock”).

NOW, THEREFORE, for and in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth below, Optionee and the Company agree as follows:

1.	The Option

In consideration for Optionee entering into the Employment Agreement, the Company hereby agrees and does grant to Optionee, to become effective and vest to Optionee upon execution hereof, the option to acquire up to One Million Five Hundred Thousand (1,500,000) shares of the Company’s Common Stock (the “Option Shares”), issuable from the Company’s 2016 Non-Qualified Incentive Stock Plan (the “Plan”).

2.	Option Term and Exercise Price

A.	Term of Option. Subject to the terms of this Option, Optionee shall have the right to exercise the Option in whole or in part, until the third (3rd) anniversary of the Company’s execution hereof.

B.	Exercise Price . The exercise price per share of the Common Stock under this Option shall _________ Cents ($.__) per share, which represents One Hundred Ten percent (110%) of the ten (10) day trailing average closing Bid price of such shares on October 17, 2016, subject to adjustment hereunder (the “Exercise Price”).

C.	Mechanics of Exercise. The Option shall vest following three (3) events in accordance with the terms of the Employment Agreement, with the number of Options Shares available to be exercised each event limited to Five Hundred Thousand (500,000) shares. Exercise of the purchase rights as to the Option may be made, in whole or in part, by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Optionee at the address of such Optionee appearing on the books of the Company); and, within Three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Optionee shall not be required to physically surrender this Option to the Company until the Optionee has purchased all of the Option Shares available hereunder and the Option has been exercised in full, in which case, the Optionee shall surrender this Option to the Company for cancellation within ten (10)
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Trading Days following Optionees’s receipt of the balance of the Option Shares so exercised.  Partial exercises of this Option resulting in purchases of a portion of the total number of Option Shares available hereunder shall have the effect of lowering the outstanding number of Option Shares purchasable hereunder in an amount equal to the applicable number of Option Shares purchased.  The Optionee and the Company shall maintain records showing the number of Option Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise Form within three (3) business days of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Optionee shall be controlling and determinative in the absence of manifest error. The Optionee and any assignee, by acceptance of this Option, acknowledge and agree that, by reason of the provisions of this paragraph 2, following the purchase of a portion of the Option Shares hereunder, the number of Option Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

3.	Mechanics of Exercise

Exercise of the purchase rights represented by this Option may be made, in whole or in part during the Term of this Option by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form attached hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Optionee at the address of such Optionee appearing on the books of the Company). Upon receipt of Optionee’s Notice of Exercise the Company shall immediately cause the delivery of the Option Shares, to be issued from the Stock Plan, so purchased to Optionee, or in such name or names as Optionee may designate. In the event the Option is exercised in respect of less than all of the Option Shares purchasable on such exercise at any time prior to the date of expiration hereof, the remaining Option Shares shall continue to be subject to adjustment as set forth herein; provided however, that within five (5) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received  payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank

Notwithstanding anything herein to the contrary, the Optionee shall not be required to physically surrender this Option to the Company until the Optionee has purchased all of the Option Shares available hereunder and the Option has been exercised in full, in which case, the Optionee shall surrender this Option to the Company for cancellation within ten (10) Trading Days following Optionees’s receipt of the balance of the Option Shares so exercised.  Partial exercises of this Option resulting in purchases of a portion of the total number of Option Shares available hereunder shall have the effect of lowering the outstanding number of Option Shares purchasable hereunder in an amount equal to the applicable number of Option Shares purchased.  The Optionee and the Company shall maintain records showing the number of Option Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Optionee shall be controlling and determinative in the absence of manifest error. The Optionee and any assignee, by acceptance of this Option, acknowledge and agree that, by reason of the provisions of paragraph 2 or 3, following the purchase of a portion of the Option Shares hereunder, the number of Option Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

4.	Adjustment of Option Shares

The number of Option Shares purchasable pursuant to this Option shall be subject to adjustment from time to time upon the happening of certain events, as follows:

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A.	Adjustment for Recapitalization. In the event the Company shall (a) subdivide its outstanding shares of Common Stock, or (b) issue or convert by a reclassification or recapitalization of its shares of Common Stock into, for, or with other securities (a “Recapitalization”), the number of Option Shares purchasable hereunder immediately following such Recapitalization shall be adjusted so that Optionee shall be entitled to receive the kind and number of Option Shares or other securities of the Company measured as a percentage of the current issued and outstanding shares of Company’s Common Stock as of the date hereof, which it would have been entitled to receive had such Option been exercised immediately prior to the happening of such event or any record date with respect thereto; provided however that, notwithstanding anything in this Option or the Employment Agreement to the contrary, the number of Option Shares shall not be reduced or affected in any way as a result of a reverse stock split either by a reduction of the number of Option Shares or an increase in the Option Price (the “Repricing”), unless such Repricing is mutually agreed upon in writing between Optionee and the Company prior to any adjustment.

B.	Preservation of Purchase Rights Under Consolidation. Subject to paragraph 4A. above, in case of any Recapitalization or any other consolidation of the Company with or merger of the Company into another corporation, or in case of any sale or conveyance to another third party (a “successor”) of the property of the Company, in its entirety or substantially in its entirety, the Company shall, prior to the Closing of such transaction, cause such successor or purchasing party, to acknowledge and assume in writing responsibility for the Company's obligations hereunder, and to grant Optionee the right thereafter upon payment of the Option Price to purchase the kind and the greater of (a) the number of Option Shares as stated here, or (b) an equivalent percentage of successor’s shares as the Option Shares now represent to the Company’s total shares issued and outstanding or other securities and property of the successor, which Optionee would have been entitled to receive after the happening of such consolidation, merger, sale or conveyance. The provisions of this paragraph shall similarly apply to successive consolidations, mergers, sales or conveyances.

Notice of Adjustment. Whenever the number of Option Shares purchasable hereunder is adjusted, as herein provided, the Company shall mail by first class mail, postage prepaid, to Optionee notice of such adjustment or adjustments, and shall deliver to Optionee setting forth the adjusted number of Option Shares purchasable and a brief statement of the facts requiring such adjustment, including the computation by which such adjustment was made.

5.	Assignment

The rights represented by this Option may only be assigned or transferred by Optionee to an affiliate or retirement plan, or to a trust if affected as the result of estate planning. For the purpose of this Option, the term "affiliate" shall be defined as a family member or an enterprise that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control of Optionee; otherwise, this Option and the rights hereunder shall not be assigned. Any assignment or attempted levy against this Option or the Option Shares, or the proceeds therefrom, shall void this Option in its entirety.

6.	Registration of Option Shares

As soon as practical following the date hereof as to the Option Shares, and as to an anticipated event giving rise to the obligation by the Company to issue to other optionees serving as employees or advisors to the Company, The Common Stock comprising such all shares reserved

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for option exercise under issued Options shall be registered by the Company with the Securities and Exchange Commission under a Form S-8 or other applicable registration statement, and the Company shall cause such registration statement to remain effective at all times while all such optionees have the right to purchase Option Shares.

At Optionee 's election, all or any portion of the Option Shares may be issued prior to registration in reliance on exemptions from registration provided by Section 4(2) of the Securities Act of 193, as amended (the "'Act"), Regulation D of the Act, and applicable state securities laws.

7.	Further Documentation

Each party hereto agrees to execute such additional instruments and take such action as may be reasonably requested by the other party to affect the transaction, or otherwise to carry out the intent and purposes of this Option.

8.	Notices

All notices and other communications hereunder shall be in writing and shall be sent by prepaid first class mail to the parties at the following addresses, as amended by the parties with written notice to the other:

In the case of the Company:

NuLife Sciences Inc

Attn: Sean Clarke

1031 Calle Recodo Ste B

San Clemente CA 92673

Telephone: 1.949.973.0684

Email: info@nulifesciences.us

In the case of Advisor:

John Hollister

Telephone:

Facsimile: ____________________

Email: ________________________

9.	Governing Law

This Option was negotiated, and shall be governed by the laws of California notwithstanding any conflict-of-law provision to the contrary.

10.	Agreement

This Option sets forth the entire understanding as to Optionee’s rights to purchase shares of the Company’s Common Stock, and no other prior written oral statement or agreement related to Optionee’s right as to the Option Shares shall be recognized or enforced, save and except the Employment Agreement.

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11.	Severability

If a court of competent jurisdiction determines that any clause or provision of this Option is invalid, illegal or unenforceable, the other clauses and provisions of the Option shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal or unenforceable shall be limited, so that they shall remain in effect to the extent permissible by law.

12.	Headings

The section and subsection headings in this Option are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Option.

13.	Counterparts

This Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of this instrument may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this instrument as well as any facsimile, telecopy or other reproduction hereof.

IN WITNESS WHEREOF, the parties have executed this Option the day and year first written above.

“Optionee”

________________________

John Hollister

The “Company”

NuLife Sciences Inc.

a Nevada corporation

By _____________________

Name:

Title:

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NOTICE OF EXERCISE

TO: NuLife Sciences Inc.

(1)  The undersigned hereby elects to purchase ______________________ (___________) Option Shares of the Company pursuant to the terms of the attached Option (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)  Payment shall take the form of a cashiers check or wire transfer, at the discretion of Optionee, in lawful money of the United States; or

(3)  Please issue the Option Shares to the following:

(__) DWAC Account Number as follows, or (__) by physical delivery of a certificate or certificates to the following address:

_______________________________

_______________________________

_______________________________

_______________________________

(4)   Accredited Investor .  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF OPTIONEE]

___________________________

Name:

Title (if a Trust or other type of entity):

ate: __________________, __________

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ASSIGNMENT FORM

(To assign the foregoing Option, execute this form and supply required information.

Do not use this form to exercise the Option )

FOR VALUE RECEIVED, the undersigned, holder of the Option Agreement between the undersigned and NuLife Sciences Inc. dated ___________, 20____, hereby assigns all, or that portion of the Option, and all rights evidenced thereby, representing ___________________(_____________) Option Shares (as defined in the Option) , to:

______________________________________________________________________________

whose address is: _____________________________________________________________________________.

__________________________________, ________________, _____________

Dated:  ______________, _______

Optionee’s Signature:   _______________________________________________

Optionee’s Address:     _______________________________________________

_____________________________, ________________,

__________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Option, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Option.

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